UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2016

TimefireVR Inc.

(formerly EnergyTek Corp.)

(Exact name of registrant as specified in its charter)

Nevada	814-00175	86-0490034
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7600 E. Redfield Road, Suite 100 Building A Scottsdale, AZ	85260
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 663-8118

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

As previously disclosed, pursuant to the Agreement and Plan of Merger entered into as of September 13, 2016, by and among TimefireVR Inc. (a Nevada corporation formerly known as EnergyTek Corp., or the “Company”), ENTK Acquisition Corp. and Timefire LLC, the Company agreed to appoint Jeffrey Rassas and Lou Werner III to the Company’s Board of Directors following notification to the Company’s shareholders in compliance with the requirements of Rule 14f-1 under the Securities Exchange Act of 1934. Having complied with the shareholder notification requirements, the Company formalized the appointments on December 5, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TimefireVR Inc.

Date: December 8, 2016	By: /s/ Jonathan R. Read
Name: Jonathan R. Read
Title: Chief Executive Officer